UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004
                                                           -------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                   13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


            1400 Union Meeting Road
            Blue Bell, Pennsylvania                                   19422
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(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

As previously reported in a press release attached to its Form 8-K dated June 30, 2004, the registrant acquired Datel Holding Corporation for an aggregate purchase price of approximately $74.6 million on June 30, 2004, by means of a merger of a subsidiary of the registrant with Datel Holding Corporation. The purchase price consisted of a $66.2 million cash payment as well as the assumption of approximately $8.4 million in debt.

Datel is a Mansfield, Massachusetts-based manufacturer with sales of approximately $60 million for the twelve months ending March 31, 2004. Datel's business is focused primarily on DC/DC Converters, with additional product offerings in data acquisition components and digital panel meters.

The registrant's bank line of credit was amended and increased from $100 million to $175 million, with a provision that allows the facility to expand to $200 million under certain conditions, to provide financing for this acquisition as well as additional working capital.


Item 7.  Financial Statements and Exhibits.

(A) Financial Statements.

     This item is not applicable because the acquisition does not satisfy the reporting threshold, under regulations promulgated by the Securities and Exchange Commission.

(B) Pro Forma Financial Information.

     This item is not applicable because the acquisition does not satisfy the reporting threshold, under regulations promulgated by the Securities and Exchange Commission.

(c) Exhibits.

    10.1 Merger Agreement dated as of June 10, 2004 among C&D Technologies, Inc., CLETADD Acquisition Corporation and Datel Holding Company

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:   July 15, 2004                         By:/s/ Stephen E. Markert, Jr.
                                                 ------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description


10.1 Merger Agreement dated as of June 10, 2004 among C&D Technologies, Inc., CLETADD Acquisition Corporation and Datel Holding Company